Acquisition	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Business Combinations [Abstract]
Acquisition

Note 11. Essentialis, Inc. Acquisition

On March 7, 2017, the Company acquired Essentialis through the merger of the Company’s wholly-owned subsidiary Company E Merger Sub, Inc., a Delaware corporation (“Merger Sub”), whereby Merger Sub merged into Essentialis,with Essentialis surviving the merger as a wholly owned subsidiary of the Company.

In consideration, the Company issued 3,783,388 shares of common stock to stockholders of Essentialis. The Company held back 182,675 shares of common stock as partial recourse to satisfy indemnification claims, and such shares will be issued to Essentialis stockholders on the 1 year anniversary of the closing of the merger. The Company is also obligated to issue an additional 913,389 shares of common stock to Essentialis stockholders upon the achievement of a development milestone. Additionally, upon the achievement of certain commercial milestones associated with the sale of Essentialis’ product in accordance with the terms of the Merger Agreement, the Company is obligated to make cash earnout payments of up to a maximum of $30 million to Essentialis stockholders.

The transaction has been accounted for as an asset acquisition under the acquisition method of accounting. The amendments in ASU 2017-01 provide a screen to determine when a set of assets and activities is not a business. The screen requires that when substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar identifiable assets, the set of assets and activities is not a business.

Since the acquisition was determined to be an asset acquisition, the total value of the purchase consideration will be allocated to the asset acquired. The value of the shares issued on the completion of the merger and the shares to be issued was based on the stock price of the Company on the date of completion of the merger. In addition, the trading history of the Company was reviewed to assess the reliability of the implied consideration value. The Company trades on the NASDAQ, a major U.S. stock exchange, and has significant average daily trading volume with tight intraday bid-ask spreads. These characteristics indicate Capnia’s shares are actively traded and provide a reliable indication of value. On March 7, 2017, the date of the transaction close, the Company’s stock was trading at $3.85 per common share. Additionally, the average closing price of the stock in the 30 calendar days leading up to the close was also approximately $3.85. Accordingly, the identifiable intangible assets acquired are recorded at fair value based on this stock price.

The agreement to pay the commercial milestones resulted in the recognition of a contingent consideration, which is recognized at the inception of the transaction, and subsequent changes to estimate of the amounts of contingent consideration to be paid will be recognized as charges or credits in the statement of operations. The fair value of the contingent consideration is based on the Company’s analysis of the likelihood of the drug indication moving from phase II through approval in the Federal Drug Administration approval process and then reaching the cumulative revenue milestones. In determining the likelihood of this occurring, the analysis relied on 2016 research published by BIO, Biomedtraker, & Amplion titles “Clinical Development Success Rates 2006-2015.” Based on management’s assessment, a 15.3% probability of achieving each milestone was determined to be reasonable. Additionally, the Company anticipates that it could reach the commercial milestones of $100 million and $200 million in applicable revenue in 2023 and 2025, respectively.

The probability weighted milestone payments were discounted to determine the present value of future payments. The analysis utilized the weighted average cost of capital (WACC) discount rate. The WACC used for the first and second milestones were 30% and 21%, respectively.

The aggregate purchase price consideration was as follows:

Fair value of stock consideration	$18,785,926
Fair value of contingent consideration	1,090,125

Total purchase price consideration	$19,876,051

The fair value of the asset acquired is as follows:

Patents	19,876,051

Net Assets Acquired	$19,876,051

As an asset acquisition, the Company also capitalized $573,000 of total costs of acquiring the assets. These included legal fees of $469,000, printing fees of $75,000 and accounting and other fees of $29,000. The total intangible asset of $20.4 million was recorded on the balance sheet and amortized over the life of the patents through June 30, 2028.

The following table presents the unaudited pro forma results of Soleno Therapeutics, Inc. (including the operations of Essentialis) for the three and nine months ended September 30, 2017, and 2016 (in thousands, except per share amounts). The unaudited pro forma financial information combines the results of operations of Soleno and Essentialis as though the companies had been combined as of the beginning of each of the fiscal periods presented. The unaudited pro forma financial information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of fiscal 2016 or 2017.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Pro forma total revenue	$—	$329	$641	$1,167
Pro forma net loss	$(3,786)	$(7,075)	$(11,988)	$(15,039)
Pro forma net loss per share - basic and diluted	$(0.56)	$(1.20)	$(0.81)	$(1.68)
Proforma weighted-average shares - basic and diluted	6,797,067	5,906,396	14,802,976	8,939,450

Note 11. NeoForce Group, Inc. Acquisition

On September 8, 2015, the Company through its wholly owned subsidiary Neoforce, Inc (“NFI”), acquired substantially all of the assets of NeoForce in exchange for an upfront cash payment of $1.0 million. In addition, the Company agreed to pay the former NeoForce shareholder an annual royalty payment for a period of 36 months (“Royalty”) in the low single digits based on net sales of NeoForce products that were acquired by the Company. As of December 31, 2016, the Company recorded $11,142 of Royalty payable.

The acquisition of NeoForce strengthens the Company’s commitment to leveraging technology to address unmet needs in neonatology, which is a high growth segment in the healthcare business. The Company plans to leverage the expertise and hospital relationships of NeoForce to accelerate the adoption of CoSense.

The transaction has been accounted for as a business combination under the acquisition method of accounting. Accordingly, the tangible assets and identifiable intangible assets acquired and liabilities assumed have been recorded at fair value, with the remaining purchase price recorded as goodwill. The fair values of current assets and liabilities approximated their book value. The fair values of acquired assets and liabilities are based on preliminary cash flow projections and other assumptions. The fair values of acquired intangible assets were determined using several significant unobservable inputs for projected cash flows and a discount rate. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance.

The agreement to pay the annual Royalty resulted in the recognition of a contingent consideration, which is recognized at the inception of the transaction, and subsequent changes to estimate of the amounts of contingent consideration to be paid will be recognized as charges or credits in the statement of operations. The fair value of the contingent consideration is based on preliminary cash flow projections, growth in expected product sales and other assumptions. Based on the assumptions, the fair value of the Royalty was determined to be $153,000 at the date of acquisition and at December 31, 2015. The fair value of the royalty was determined by applying the income approach, using several significant unobservable inputs for projected cash flows and a discount rate of 20% commensurate with the Company’s cost of capital and expectation of the revenue growth for products at their life cycle stage. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance.

The aggregate purchase price consideration was as follows:

Cash consideration	$1,000,000
Fair value of contingent consideration	153,000

Total purchase price consideration	$1,153,000

The fair values of assets acquired at the transaction date are summarized below:

Net tangible assets acquired	$39,377
Customer contracts	259,730
Patents	135,890
Goodwill	718,003

Net Assets Acquired	$1,153,000

Net tangible assets acquired consisted primarily of equipment, furniture and fixtures.

Goodwill is an unidentifiable asset and, as such, can only be measured as a residual. A significant component of the NeoForce goodwill, which did not meet the criteria for separate recognition as an intangible asset was a skilled and assembled workforce. The founder of NeoForce, who became the General Manager of Neonatology at the Company, brings 25 years of medical device sales, operations and product development experience at neonatology focused companies. The Company plans to use his expertise and broad relationships with top tier hospitals across the United States to accelerate the adoption of CoSense. The Company also expects to achieve synergies in the areas of accounting, informational technology, sales & marketing and other general administration expenses through the combination.

Pro Forma Financial Information (Unaudited)

The following table presents the unaudited pro forma results of the Company (including the operations of Neoforce) for the year ended December 31, 2015. The unaudited pro forma financial information combines the results of operations of the Company and NeoForce as though the companies had been combined as of the beginning of the fiscal period presented. As of September 8, 2015, the date of the acquisition, the results of NFI have been combined with the Company as a wholly-owned subsidiary. The unaudited pro forma financial information is presented for informational purposes only and is not indicative of the consolidated results of operations that would have been achieved if the acquisition had taken place at the beginning of fiscal 2015. In addition, the unaudited pro forma financial information does not attempt to project the future consolidated results of operations.

December 31,
2015
Pro forma total revenues	$1,168,846
Pro forma net loss	$(16,002,126)
Pro forma net loss per share – basic and diluted	$(1.70)
Pro forma weighted-average shares-basic and diluted	1,885,176

The unaudited pro forma financial information above reflects the following:

•	the increase of amortization expense of $53,000 in the year ended December 31, 2015 related to the estimated fair value of intangible assets from the purchase price allocation which are being amortized over their estimated useful lives through 2028. The change in depreciation expense related to the change in estimated fair value of property and equipment from the book value at the time of the acquisition was not material.

For the year ended December 31, 2015, NFI revenue and net income are classified in loss from discontinued operations in the Company’s Consolidated Statement of Operations were $279,000 and $76,000, respectively.